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            1994 NORTHWEST AIRLINES CORPORATION STOCK INCENTIVE PLAN
                                                AS AMENDED JUNE 2000

ARTICLE 1. PURPOSE AND DURATION

         1.1 PURPOSE. The purpose of the 1994 Northwest Airlines Corporation Stock and Incentive Plan (the "Plan") is to motivate, attract and retain key employees and to further the growth, development and financial success of Northwest Airlines Corporation (the "Company") and its Subsidiaries by aligning the personal interests of key employees, through the ownership of shares of the Company's Common Stock and through other incentives, with those of the Company and the Company's shareholders. The Plan permits the granting of Stock Options, Stock Appreciation Rights, Restricted Stock and Other Stock Based Awards.

         1.2 DURATION. Upon approval by the Board, the Plan shall become effective March 1, 1994 (the "Effective Date"), and shall remain in effect until the earlier of the date the Plan is terminated pursuant to Article 7 hereof, or February 29, 2004 (the "Termination Date"). No Award may be granted under the Plan on or after the Termination Date, but Awards made prior to the Termination Date may be exercised, vested or otherwise effectuated beyond that date unless otherwise limited. If the Plan is not approved by shareholders of the Company prior to the first anniversary of the adoption of the Plan by the Board, the Plan and all Awards thereunder shall terminate on such


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anniversary date. The required shareholder approval shall be the vote of the holders of a majority of the capital stock of the Company voting thereon, provided that the total vote cast constitutes a majority of the outstanding shares of the Company entitled to vote thereon.

ARTICLE 2. DEFINITIONS

         2.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below:

                  (a) "AWARD" means a grant under this Plan of Stock Options, Restricted Stock, Stock Appreciation Rights or Other Stock Based Awards.

                  (b) "AWARD AGREEMENT" means the document which evidences an Award and which sets forth the terms, conditions and limitations relating to such Award.

                  (c) "BOARD" means the Board of Directors of the Company.

                  (d) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  (e) "COMMITTEE" means the group of individuals administering the Plan, which shall be the Compensation Committee of the Board or any other committee of the Board performing similar functions as appointed from time to time by the Board and constituted so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto. From and after the first meeting of shareholders at


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which directors are to be elected that occurs after July 1, 1994, the Committee shall contain at least two "Outside Directors" as that term is defined under
Section 162(m)of the Code.

                  (f) "COMPANY" means Northwest Airlines Corporation, a Delaware corporation.

                  (g) "DISABILITY" means disability within the meaning of
Section 22(e)(3) of the Code, as determined by the Committee.

                  (h) "EFFECTIVE DATE" means March 1, 1994. (i) "ELIGIBLE EMPLOYEE" means any executive or other employee of the Company or any Subsidiary.

                  (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  (k) "FAIR MARKET VALUE" means, with respect to any particular date, the average of the highest and lowest price of a Share as reported on the consolidated tape of New York Stock Exchange listed securities (or other principal reporting system, as determined by the Committee).

                  (l) "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted pursuant to Section 6.1, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

                  (m) " INSIDER" means an officer of the Company as the term "officer" is defined under Rule 16a-1(f) under the Exchange Act.

                  (n) "NONQUALIFIED STOCK OPTION" or "NQSO" means an


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option to purchase Shares, granted pursuant to Section 6.1, which is not designated as an Incentive Stock Option.

                  (o) "OTHER STOCK BASED AWARD" means an Award, granted pursuant to Section 6.4, other than a Stock Option, Restricted Stock or SAR, that is paid with, valued in whole or in part by reference to, or is otherwise based on Shares.

                  (p) "PARTICIPANT" means an Eligible Employee selected by the Committee to receive an Award under the Plan.

                  (q) "PERSON" means any person, firm, partnership, corporation or other entity.

                  (r) "PLAN" means the 1994 Northwest Airlines Corporation Stock Incentive Plan.

                  (s) "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 6.3.

                  (t) "RETIREMENT" means separation from service with the Company or a Subsidiary on or after attainment of age 65 or, with the advance written consent by the Committee that such separation will be treated as a Retirement hereunder, separation from service with the Company or a Subsidiary prior to age 65.

                  (u) "SHARES" means the issued or unissued shares of the Common Stock, par value $.01 per share, of Northwest Airlines Corporation (the "Common Stock").

                  (v) "STOCK APPRECIATION RIGHT" or "SAR" means the grant, pursuant to Section 6.2, of a right to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the excess of the Fair Market Value of one or


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more Shares over the exercise price of such Shares under the terms of such Stock
Appreciation Right.

                  (w) "STOCK OPTION" means the grant, pursuant to Section 6.1, of a right to purchase a specified number of Shares during a specified period at a designated price, which may be an Incentive Stock Option or a Nonqualified Stock Option.

                  (x) "SUBSIDIARY" means a subsidiary of the Company, as defined in Section 424(f) of the Code.

ARTICLE 3. ADMINISTRATION

         3.1 AUTHORITY. The Plan shall be administered by the Committee, which shall have full and exclusive power, subject to the provisions hereof, to make all determinations which may be necessary or advisable for the administration of the Plan, including:

                  (a) select Eligible Employees to whom Awards are granted;

                  (b) determine the size and types of Awards;

                  (c) determine the terms and conditions of such Awards in a manner consistent with the Plan;

                  (d) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, shares, or other Awards, or other property or canceled, forfeited or suspended;

                  (e) construe and interpret the Plan and any agreement or instrument entered into under the Plan;


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                  (f) establish, amend or waive rules and regulations for the
Plan's administration; and

                  (g) amend (subject to the provisions of Section 4.4 and Article 7) the terms and conditions of any outstanding Award to the extent such terms and conditions are within its discretion.

         3.2 DECISIONS BINDING. All determinations made by the Committee arising out of or in connection with the interpretation and administration of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, its shareholders, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.4, no more than 5,000,000 Shares may be issued under the Plan. The number of Shares subject to Awards granted under the Plan to any one individual in any fiscal year of the Company shall not be more than 250,000 Shares. These Shares may consist in whole or in part of authorized and unissued Shares, or of treasury Shares. No fractional Shares shall be issued under the Plan; however, cash may be paid in lieu of any fractional Shares in settlements of Awards under the Plan. For purposes of determining the number of Shares remaining available for issuance under the Plan:


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                  (a) The grant of an Award shall reduce the authorized pool of
Shares by the number of Shares subject to such Award while such Award is outstanding, except to the extent that such an Award is in tandem with another Award covering the same or fewer Shares which has already been taken into account in determining the authorized pool of Shares.

                  (b) Shares covered by SARs that are not issued upon the exercise of such SAR shall increase the authorized pool of Shares.

                  (c) To the extent that an Award (other than an SAR) is settled in cash or any form other than in Shares, the authorized pool of Shares shall be increased by the appropriate number of Shares represented by such settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2).

         4.2 LAPSED AWARDS. If any Award (other than an Award of Shares) granted under the Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall increase the authorized pool of Shares; provided, however, that to the extent that such Award was granted in tandem with another Award, any Shares issued pursuant to the exercise or settlement of such other Award shall not increase the authorized pool of Shares.

         4.3 EFFECT OF ACQUISITION. Any Awards granted by the Company in substitution for awards or rights issued by a company whose shares or assets are acquired by the Company or a


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Subsidiary shall not reduce the number of Shares available for grant under the
Plan.

         4.4 ADJUSTMENTS IN AUTHORIZED SHARES. Subject to Article 7, in the event of any merger, reorganization, consolidation, recapitalization, separation, spin-off, liquidation, stock dividend, split-up, Share combination or other change in the corporate or capital structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, and the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, in the manner determined by the Committee in its sole discretion to prevent dilution or enlargement of rights; provided that the number of Shares subject to any Award shall always be a whole number.

         4.5 COMMITTEE DETERMINATION. In determining the number of Shares available for issuance under the Plan as contemplated by this Article 4, the Committee shall interpret and apply the provisions of this Article so as to permit the Plan to comply with Rule l6b-3 under the Exchange Act, or any successor rule thereto.

ARTICLE 5. PARTICIPATION

         5.1 SELECTION OF PARTICIPANTS. Subject to the provisions

of the Plan, the Committee may from time to time select, from all Eligible Employees, those to whom Awards shall be granted


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and shall determine the nature and amount of each Award. No Eligible Employee shall have the right to receive an Award under the Plan, or, if selected to receive an Award, the right to continue to receive Awards. Further, no Participant shall have any rights, by reason of the grant of any Award under the Plan to continued employment by the Company or any Subsidiary. There is no obligation for uniformity of treatment of Participants under the Plan.

         5.2 AWARD AGREEMENT. Each Award granted under the Plan shall be evidenced by an Award Agreement that shall specify the terms, conditions, limitations and such other provisions applicable to the Award as the Committee shall determine.

ARTICLE 6. AWARDS

         Awards may be granted by the Committee to Eligible Employees at any time, and from time to time prior to the Termination Date, as the Committee shall determine. The Committee shall have complete discretion in determining the number of Awards to grant (subject to the Share limitations set forth in Section 4.1) and, consistent with the provisions of the Plan, the terms, conditions and limitations pertaining to such Awards.


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         6.1 STOCK OPTIONS.

                  (a) OPTION PRICE. The option price for a Stock Option shall be determined by the Committee; provided that Incentive Stock Options may not be granted at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted.

                  (b) PERIOD OF EXERCISE. A Stock Option may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided that no Stock Option shall be exercisable later than ten (10) years after the date granted. The Committee may make provision for exercisability in the event of death, Disability, Retirement or other termination of employment. The Committee may also amend any Stock Option to accelerate the dates after which the Option may be exercised in whole or in part.

                  (c) ADDITIONAL PROVISIONS FOR ISOS. No ISO shall be granted to any employee who, at the time the Stock Option is granted, owns (directly, or within the meaning of section 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (a) the option price under such Stock Option is at least 110 percent of the Fair Market Value of a share of Stock on the date the Stock Option is granted and (b) the expiration date of such Stock Option is a date not later than the day preceding the fifth anniversary of the date on which the Stock Option is granted.


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                  (d) METHOD OF EXERCISE. A Stock Option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Company and payment of the full price of the Shares being purchased pursuant to the Option. An optionee may exercise a Stock Option with respect to less than the full number of shares for which the Option may then be exercised, but an optionee must exercise the Stock Option in full shares of Stock. The price of Stock purchased pursuant to a Stock Option, or portion thereof, may be paid:

                           (i) in United States dollars in cash or by check,
bank draft or money order payable to the order of the Company,

                           (ii) through the delivery of shares of Stock with an
aggregate Fair Market Value on the date of exercise equal to the option price,

                           (iii) to the extent authorized by the Committee, by
delivery of irrevocable instructions to a financial institution to deliver promptly to the Company the portion of sale or loan proceeds sufficient to pay the option price.

                           (iv) to the extent authorized by the Committee, by
the withholding of Shares otherwise issuable on exercise with an aggregate Fair Market Value on the date of exercise equal to the Option Price.

                           (v) by any combination of the above methods of
payment or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         6.2 STOCK APPRECIATION RIGHTS.


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                  (a) SARs may be granted at a price determined by the
Committee, and may be granted in tandem with a Stock Option, such that the exercise of the SAR or related Stock Option will result in a forfeiture of the right to exercise the related Stock Option for an equivalent number of shares, or independently of any Stock Option.

                  (b) An SAR may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided that no SAR shall be exercisable later than ten (10) years after the date granted. The Committee may amend any SAR to accelerate the dates after which the SAR may be executed in whole or in part.

                  (c) SARs shall be exercised by the delivery of a written notice of exercise to the Company setting forth the number of Shares with respect to which the SAR is to be exercised.

         6.3 RESTRICTED STOCK. Restricted stock may be granted alone or in conjunction with other Awards under the Plan and may be conditioned upon continued employment for a specified period, the attainment of specific performance goals or such other factors as the Committee may determine. In making an Award of Restricted Stock, the Committee will determine the restrictions that will apply, the period during which the Stock is subject to such restrictions, and the price, if any, payable by a recipient. The Committee may amend any Award of Restricted Stock


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to accelerate the dates after which such Award may be executed in whole or in part.

         6.4 OTHER STOCK BASED AWARDS.

                  (a) The Committee shall have complete discretion in determining the number of Shares subject to Other Stock Based Awards the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which such Awards will lapse.

                  (b) Payment of Other Stock Based Awards may be in the form of cash, shares, other Awards, or in such combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. Payment may be made in a lump sum or in installments as prescribed by the Committee. The Committee may also require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest on the deferred amounts or the payment or crediting of dividend equivalents on deferred amounts denominated in Shares.


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                  (c) The Committee may, at its sole discretion, direct the
Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

ARTICLE 7. AMENDMENT, MODIFICATION AND TERMINATION.

         7.1 The Board may at any time, or from time to time, suspend or terminate the Plan in whole or in part or amend it in such respects as the Board may deem appropriate, provided, however, that no such amendment shall be made, which would, without approval of the shareholders (except as provided in Section 7.4):

                  (a) materially modify the eligibility requirements for receiving Awards;

                  (b) increase the total number of shares of Common Stock which may be issued pursuant to Awards, except as is provided for in accordance with
Article 4 of the Plan;

                  (c) extend the period during which Awards may be granted; or

                  (d) materially increase in any other way the benefits accruing to Participants.

         7.2 No amendment, suspension or termination of this Plan or any Award shall, without the Participant's consent, alter or impair any of the rights or obligations under any Award theretofore granted to an Participant under the Plan.


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         7.3 The Board may amend this Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Awards meeting the requirements of future amendments to the Code or regulations promulgated thereunder.

         7.4 If and to the extent the provisions of Rule 16b-3 (as in effect on the date of adoption of the Plan by the Board) under the Exchange Act permit the amendment of stock incentive plans without compliance with one or more of the stockholder approval requirements presently set forth in Section 7.1, then and to that extent the restrictions on the ability of the Board to amend the Plan set forth in Section 7.1 hereof shall terminate and the Board shall thereafter be empowered to amend the Plan without regard to such restrictions.

ARTICLE 8. WITHHOLDING

         8.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount in cash sufficient to satisfy federal, state and local taxes required by law to be withheld in connection with a grant, exercise or payment made under or as a result of the Plan.

         8.2 SHARE WITHHOLDING. The Committee may require one or more classes of Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the amount of withholding which is required


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by law. Alternatively, the Committee may allow a Participant to elect Share withholding for tax purposes subject to such terms and conditions as the Committee shall establish.

         ARTICLE 9. TRANSFERABILITY. No Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by the Participant. Notwithstanding the foregoing, the designation of a beneficiary by a Participant does not constitute a transfer.

         ARTICLE 10. UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property or assets of the Company.

         ARTICLE 11. SUCCESSORS. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or


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substantially all of the substantially all of the business and/or assets of the
Company.

         ARTICLE 12. SECURITIES LAW COMPLIANCE. The Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor rule thereto under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Further, each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         ARTICLE 13. CHANGE OF CONTROL

         13.1 ACCELERATION. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, upon the occurrence of a Change of Control (as defined below) (i) all outstanding Stock Options and Stock Appreciation Rights granted pursuant to the Plan, to the extent not theretofore exercised or canceled, shall become exercisable in full for the remainder of


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the applicable term of such Award; and (ii) all restrictions applicable to all outstanding Awards granted pursuant to the Plan, other than Stock Options and Stock Appreciation Rights, shall be deemed to have been satisfied and such Awards shall immediately vest in full.

         13.2 DEFINITIONS. For purposes of this Article 13, the following terms shall have the meanings set forth below:

                  (a) "CHANGE OF CONTROL" means any one of the following:

                           (i) Individuals who, as of June 1, 2000, constitute
the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; PROVIDED, HOWEVER, that any individual becoming a director subsequent to the date hereof, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined below) other than the Board of Directors of the Company; or

                           (ii) Consummation by the Company of a reorganization,
merger or consolidation or sale or other disposition of all or substantially all of the assets of the


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Company (a "Business Combination"), in each case, unless, following such
Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Common Stock of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (the "Outstanding Common Stock") and the combined voting power of the then outstanding voting securities of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) entitled to vote generally in the election of directors (the "Outstanding Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action


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of such Board providing for such Business Combination; or

                           (iii) Approval by the stockholders of the Company of
a complete liquidation or dissolution of the Company.

                  (b) "PERSON" means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

ARTICLE 14. REQUIREMENTS OF LAW

         14.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         14.3 GOVERNING LAW. To the extent not preempted by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Minnesota.

ARTICLE 15. MISCELLANEOUS PROVISIONS

         15.1 PLAN DOES NOT CONFER EMPLOYMENT OR STOCKHOLDER RIGHTS. The right of the Company to terminate (whether by dismissal, discharge, retirement or otherwise) the Optionee's employment


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with it at any time at will, or as otherwise provided by any agreement between the Company and the Optionee, is specifically reserved. Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death shall have any of the rights of a stockholder with respect to the shares subject to each Option, except to the extent that, and until, such shares shall have been issued upon the exercise of each Option.

         15.2 PLAN EXPENSES. Any expenses of administering this Plan shall be borne by the Company.

         15.3 USE OF EXERCISE PROCEEDS. Payments received from Optionees upon the exercise of Options shall be used for the general corporate purposes of the Company, except that any stock received or withheld in payment may be retired, or retained in the Company's treasury and reissued.